                                                  [LOGO OF STRONG]


                                   [PICTURE]


                              Semi-annual report



                                   The Strong

                                            L I F E S T A G E

                                                   Series

The Strong Conservative Portfolio
The Strong Moderate Portfolio
The Strong Aggressive Portfolio

Semi-Annual Report . June 30, 2000

                           Letter from the Chairman

Dear Strong Investor,

The United States' economic miracle continues to set records for longevity. Today, we enjoy a near-perfect economy. How in the world did we get here?

In the days of our grandparents and great-grandparents, the railroad helped drive the Industrial Revolution. Nearly every aspect of the Industrial Revolution directly impacted and improved people's lives. Today, the technological revolution is similarly impacting our lives. We feel its presence every time we dial a cell phone, pull out a PalmPilot, boot up a computer, and punch "play" on the CD player in the dashboard of our computer-programmed cars. Technology is our constant companion.

Aside from those tangible ways in which we employ technology each and every day, ongoing technological developments affect us in another, less obvious way. The technology revolution is enhancing worker productivity, enabling the economy to grow faster than ever before without the drag of inflation. This allows real wages to rise faster than in previous periods of expansion, raising nearly everyone's standard of living.

The phenomenal economic growth and wealth creation that we have experienced has powered the financial markets to ever-higher levels in recent years. As long as this favorable economic environment prevails -- and assuming that there isn't a negative policy change or an economic "accident" to derail it -- our economy should continue to expand. Hopefully, the financial markets will continue to reflect that.

Despite the good times, we should never forget that the financial markets are in control and that they are a discounting mechanism, continually peering into the future. In fact, many experienced investors believe that certain sectors of the financial markets are currently priced to perfection and any little hiccup could cause a significant correction.

The U.S. Federal Reserve Board has increased interest rates six times during the last 18 months in an attempt to slow the economy. Many central banks around the world have been making a concerted effort to slow their economies. If one or more of these economies should slow, it may be reflected in the tone of our economy and financial markets as well. If that happens, 2000 could be the first time in many years that investors earn a negative return on their stock investments. It will be a new -- and unpleasant -- experience for investors who know only the unbridled bull markets of the 1990s.

Financial markets are cyclical. A market correction, though painful, is as natural as breathing. Financial volatility can significantly derail an investment program, especially if that program is not carefully planned. At Strong, we pride ourselves on helping our investors invest wisely and with purpose. We advise you to establish a clear set of goals, a plan to reach them, and a program of constant monitoring to make certain you are heading in the right direction.


                                             /s/ Dick

                                  The Strong
                               Life Stage Series
                                   ________

                     SEMI-ANNUAL REPORT . JUNE 30, 2000

                               Table of Contents


Investment Reviews

    The Strong Life Stage Portfolios......................................................................................  2

Financial Information

    Schedules of Investments in Securities................................................................................  4

    Statements of Assets and Liabilities..................................................................................  5

    Statements of Operations..............................................................................................  6

    Statements of Changes in Net Assets...................................................................................  7

    Notes to Financial Statements.........................................................................................  9

Financial Highlights...................................................................................................... 11

                       THE STRONG LIFE STAGE PORTFOLIOS
                       --------------------------------

Portfolio

highlights

 .    For the six months ended June 30, 2000, the Conservative Portfolio returned
     3.48%, the Moderate Portfolio returned 4.39%, and the Aggressive Portfolio returned 4.59%./1/

 .    The Strong Growth Fund was the strongest contributor to the portfolios'
     outperformance over the first half of the year.

 .    The Strong Blue Chip 100 Fund was another particularly strong performer.
     Like the Strong Growth Fund, this fund benefited from favorable stock selection in the technology sector. In addition, the Strong Blue Chip Fund's underweighting in troubled cyclical sectors protected performance.

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL

                               TOTAL RETURNS/1/

                                 As of 6-30-00

                            Conservative Portfolio

                                    1-year    15.53%

                           Since Inception    15.71%
                             (on 12-31-98)

                              Moderate Portfolio

                                    1-year    21.40%

                           Since Inception    20.46%
                             (on 12-31-98)

                             Aggressive Portfolio

                                    1-year    27.06%

                           Since Inception    27.57%
                             (on 12-31-98)


Investment Perspectives
--------------------------------------------------------------------------------

All three portfolios in the Strong Life Stage Series outpaced their benchmark indexes for the six months ended June 30, 2000. All four of the equity funds that are components of the portfolios outperformed the benchmark S&P 500 Stock Index over the six-month period.*

Driving the Strong Life Stage portfolios' outperformance was the Strong Growth Fund. Its manager's advantageous stock selections in the technology sector were by far the leading factor in its performance. The Strong Growth Fund also was protected by its below-market exposure to poorly performing sectors, including cyclicals and telecommunications. For similar reasons, the Strong Blue Chip 100 Fund was also a healthy contributor to performance.

The Federal Reserve's continued tightening of monetary policy made conditions difficult in many sectors of the stock market, and of course had considerable impact in the bond markets, as well. The U.S. Treasury's plans to buy back long Treasury debt helped support prices in the Treasury sector, but corporate and mortgage-backed securities gave up ground.

In this environment, the Strong Government Securities Fund was the best performer among the fixed-income components. The Strong Advantage Fund also exceeded the benchmark's return, thanks to its focus on ultra-short-maturity bonds. For the Short-Term Bond Fund, on the other hand, an emphasis on the corporate and mortgage-backed sectors caused the Fund to underperform its benchmark index slightly.

Looking ahead, we believe the Federal Reserve will guide the near-term direction of financial markets. Stocks are heavily

                              ___________________

                               Looking ahead, we

                              believe the Federal

                            Reserve will guide the

                              near-term direction

                             of financial markets.
                              ___________________

--------------------------------------------------------------------------------

/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized.

influenced by the monetary environment, so their prices will continue to react to economic reports and their implications for future Fed policy moves. Recent evidence of moderation in economic growth suggests that the Fed's interest-rate hikes are having the desired effect, raising the possibility that an end to the monetary tightening cycle is in sight. If this trend continues, conditions in the bond markets may improve, as well.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-98 to 6-30-00

                                    [GRAPH]

          The Strong Conservative Portfolio   The Strong Moderate Portfolio   The Strong Aggressive Portfolio   S&P 500 Stock Index*
 Dec 98                $10,000                           $10,000                          $10,000                     $10,000
 Mar 99                $10,410                           $10,540                          $10,720                     $10,498
 Jun 99                $10,773                           $10,890                          $11,340                     $11,238
 Sep 99                $10,659                           $10,660                          $11,020                     $10,536
 Dec 99                $12,027                           $12,664                          $13,777                     $12,104
 Mar 00                $12,656                           $13,639                          $15,114                     $12,382
 Jun 00                $12,446                           $13,220                          $14,409                     $12,053

This graph, prepared in accordance with SEC regulations, compares a $10,000 in each portfolio, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"). Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Your Portfolio's
approach

The Strong Conservative Portfolio seeks total return by investing primarily for income and secondarily for capital growth. The Strong Moderate Portfolio seeks total return by investing primarily for capital growth and secondarily for income. The Strong Aggressive Portfolio seeks capital growth. The Portfolios invest substantially all of their assets in a group of Strong Funds. The funds have different allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward. These asset allocations provide you with three diversified, distinct options that can meet a wide variety of investment needs.

--------------------------------------------------------------------------------

Market highlights

 .    The stock market has struggled to make any headway during the first half of
     2000.

 .    The Federal Reserve's interest-rate hikes continued to create a strong headwind for both stocks and fixed-income investments.

 .    The S&P 500 Index posted a narrow loss of 0.42% for the six-month period.

 .    The first half of the year saw an unnerving 37% plunge in the value of the
     Nasdaq Composite Index, along with a subsequent partial recovery.

--------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. Source of the S&P index data is Standard & Poor's Micropal.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

     STRONG CONSERVATIVE PORTFOLIO


                                                          Shares or
                                                          Principal     Value
                                                             Amount    (Note 2)
--------------------------------------------------------------------------------
Investment Company Securities 94.6%
Strong Advantage Fund, Inc. - Investor Class                307,198  $ 3,032,047
Strong Blue Chip 100 Fund - Investor Class                   66,633    1,505,898
Strong Common Stock Fund, Inc.                               57,946    1,467,185
Strong Government Securities Fund, Inc. -
  Investor Class                                             74,680      757,999
Strong Growth Fund - Investor Class                          39,370    1,522,034
Strong Growth and Income Fund - Investor Class               51,500    1,482,160
Strong Short-Term Bond Fund, Inc. - Investor Class          488,022    4,543,485
--------------------------------------------------------------------------------
Total Investment Company Securities (Cost $13,242,990)                14,310,808
--------------------------------------------------------------------------------

Short-Term Investments (a) 5.0%
Commercial Paper
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                                $269,100      269,100
Wisconsin Electric Power Company, 6.31%                     484,600      484,600
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $753,700)                             753,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $13,996,690) 99.6%              15,064,508
Other Assets and Liabilities, Net 0.4%                                    56,721
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $15,121,229
================================================================================

     STRONG MODERATE PORTFOLIO


                                                          Shares or
                                                          Principal     Value
                                                             Amount    (Note 2)
--------------------------------------------------------------------------------
Investment Company Securities 94.7%
Strong Advantage Fund, Inc. - Investor Class                465,318  $ 4,592,684
Strong Blue Chip 100 Fund - Investor Class                  302,790    6,843,048
Strong Common Stock Fund, Inc.                              263,311    6,667,037
Strong Government Securities Fund, Inc. -
  Investor Class                                            452,478    4,592,649
Strong Growth Fund - Investor Class                         178,899    6,916,218
Strong Growth and Income Fund - Investor Class              234,028    6,735,323
Strong Short-Term Bond Fund, Inc. - Investor Class          739,219    6,882,127
--------------------------------------------------------------------------------
Total Investment Company Securities (Cost $39,382,432)                43,229,086
--------------------------------------------------------------------------------

Short-Term Investments (a) 5.1%
Commercial Paper
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                              $1,195,300    1,195,300
Wisconsin Electric Power Company, 6.31%                   1,142,500    1,142,500
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,337,800)                         2,337,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $41,720,232) 99.8%              45,566,886
Other Assets and Liabilities, Net 0.2%                                   108,599
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $45,675,485
================================================================================

     STRONG AGGRESSIVE PORTFOLIO


                                                          Shares or
                                                          Principal     Value
                                                             Amount    (Note 2)
--------------------------------------------------------------------------------
Investment Company Securities 94.5%
Strong Blue Chip 100 Fund - Investor Class                  190,075  $ 4,295,690
Strong Common Stock Fund, Inc.                              165,318    4,185,851
Strong Government Securities Fund, Inc. -
  Investor Class                                            213,056    2,162,522
Strong Growth Fund - Investor Class                         112,294    4,341,269
Strong Growth and Income Fund - Investor Class              146,924    4,228,467
Strong Short-Term Bond Fund, Inc. - Investor Class          116,024    1,080,187
--------------------------------------------------------------------------------
Total Investment Company Securities (Cost $18,716,024)                20,293,986
--------------------------------------------------------------------------------

Short-Term Investments (a) 5.4%
Commercial Paper
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                                $324,500      324,500
Wisconsin Electric Power Company, 6.31%                     838,000      838,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,162,500)                         1,162,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $19,878,524) 99.9%              21,456,486
Other Assets and Liabilities, Net 0.1%                                    26,035
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $21,482,521
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.

Percentages are stated as a percent of net assets.

                      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                                Strong          Strong           Strong
                                                                             Conservative      Moderate        Aggressive
                                                                               Portfolio       Portfolio       Portfolio
                                                                            --------------   -------------   --------------
Assets:
  Investments in Securities, at Value
    (Cost of $13,996,690, $41,720,232 and $19,878,524, respectively)         $15,064,508      $45,566,886     $21,456,486
  Dividends and Interest Receivable                                               56,312          107,919          25,788
  Other Assets                                                                       409              680             247
                                                                             -----------      -----------     -----------
  Total Assets                                                                15,121,229       45,675,485      21,482,521

Liabilities                                                                           --               --              --
                                                                             -----------      -----------     -----------

Net Assets                                                                   $15,121,229      $45,675,485     $21,482,521
                                                                             ===========      ===========     ===========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                              $13,880,363      $41,166,104     $19,874,330
  Undistributed Net Investment Income                                             18,427          449,863          80,582
  Accumulated Net Realized Gain (Loss)                                           154,621          212,864         (50,353)
  Net Unrealized Appreciation                                                  1,067,818        3,846,654       1,577,962
                                                                             -----------      -----------     -----------
  Net Assets                                                                 $15,121,229      $45,675,485     $21,482,521
                                                                             ===========      ===========     ===========

Capital Shares Outstanding (Unlimited Number Authorized)                       1,300,982        3,623,350       1,570,663

Net Asset Value Per Share                                                    $     11.62     $      12.61    $      13.68
                                                                             ===========     ============    ============

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                                         Strong        Strong         Strong
                                                                      Conservative    Moderate      Aggressive
                                                                        Portfolio     Portfolio      Portfolio
                                                                      ------------   -----------    -----------
Income:
  Net Investment Income Received from Underlying Funds                  $245,001      $  437,211      $ 73,836
  Interest                                                                18,824          58,297        25,022
                                                                        --------      ----------      --------
  Total Income                                                           263,825         495,508        98,858

Expenses:
  Administrative Fees (Note 3)                                            17,202          49,008        19,427
  Custodian Fees                                                              58             113            37
  Professional Fees                                                        3,414           3,464         3,458
  Reports to Shareholders                                                  2,133           7,547        16,031
  Federal and State Registration Fees                                      9,992          14,518        12,980
  Other                                                                    1,760           1,568         1,406
                                                                        --------      ----------      --------
  Total Expenses Before Waivers and Absorptions                           34,559          76,218        53,339
  Voluntary Expense Waivers and Absorptions by Strong                    (17,357)        (27,210)      (33,906)
                                                                        --------      ----------      --------
  Expenses, Net                                                           17,202          49,008        19,433
                                                                        --------      ----------      --------
Net Investment Income                                                    246,623         446,500        79,425
Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Sales of Underlying Funds                                            174,501         163,254       (34,577)
    Distributions of Capital Gains from Underlying Funds                      85             250           111
                                                                        --------      ----------      --------
    Net Realized Gain (Loss)                                             174,586         163,504       (34,466)
  Net Change in Unrealized Appreciation/Depreciation on Investments       95,728         939,348       318,261
                                                                        --------      ----------      --------
Net Gain on Investments                                                  270,314       1,102,852       283,795
                                                                        --------      ----------      --------
Net Increase in Net Assets Resulting from Operations                    $516,937      $1,549,352      $363,220
                                                                        ========      ==========      ========

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         Strong Conservative Portfolio               Strong Moderate Portfolio
                                                      -----------------------------------       -----------------------------------
                                                       Six Months Ended      Year Ended          Six Months Ended      Year Ended
                                                        June 30, 2000       Dec. 31, 1999         June 30, 2000       Dec. 31, 1999
                                                      -----------------     -------------       -----------------     -------------
                                                         (Unaudited)                               (Unaudited)
Operations:
  Net Investment Income                                $    246,623         $    171,511         $    446,500         $    339,251
  Net Realized Gain                                         174,586              338,096              163,504              935,883
  Net Change in Unrealized Appreciation/Depreciation         95,728              972,090              939,348            2,907,306
                                                       ------------         ------------         ------------         ------------
  Net Increase in Net Assets Resulting from Operations      516,937            1,481,697            1,549,352            4,182,440

Distributions:
  From Net Investment Income                               (231,197)            (168,510)                  --             (335,888)
  From Net Realized Gains                                   (55,005)            (303,056)                  --             (886,523)
                                                       ------------         ------------         ------------         ------------
  Total Distributions                                      (286,202)            (471,566)                  --           (1,222,411)

Capital Share Transactions:
  Proceeds from Shares Sold                               6,332,783           14,668,417           24,054,136           27,888,163
  Proceeds from Reinvestment of Distributions               282,773              468,737                   --            1,218,962
  Payment for Shares Redeemed                            (5,072,327)          (2,834,020)          (6,533,530)          (5,494,627)
                                                       ------------         ------------         ------------         ------------
  Net Increase in Net Assets from Capital
    Share Transactions                                    1,543,229           12,303,134           17,520,606           23,612,498
                                                       ------------         ------------         ------------         ------------
Total Increase in Net Assets                              1,773,964           13,313,265           19,069,958           26,572,527

Net Assets:
  Beginning of Period                                    13,347,265               34,000           26,605,527               33,000
                                                       ------------         ------------         ------------         ------------
  End of Period                                        $ 15,121,229         $ 13,347,265         $ 45,675,485         $ 26,605,527
                                                       ============         ============         ============         ============
Transactions in Shares of the Portfolio:
  Sold                                                      548,444            1,380,800            1,944,354            2,599,260
  Issued in Reinvestment of Distributions                    23,981               41,463                   --              101,327
  Redeemed                                                 (435,971)            (261,135)            (522,612)            (502,279)
                                                       ------------         ------------         ------------         ------------
  Net Increase in Shares of the Portfolio                   136,454            1,161,128            1,421,742            2,198,308
                                                       ============         ============         ============         ============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                    Strong Aggressive Portfolio
                                                               ------------------------------------
                                                                Six Months Ended       Year Ended
                                                                 June 30, 2000        Dec. 31, 1999
                                                               -----------------      -------------
                                                                   (Unaudited)
Operations:
  Net Investment Income                                          $     79,425         $     45,341
  Net Realized Gain (Loss)                                            (34,466)             391,635
  Net Change in Unrealized Appreciation/Depreciation                  318,261            1,259,701
                                                                 ------------         ------------
  Net Increase in Net Assets Resulting from Operations                363,220            1,696,677
Distributions:
  From Net Investment Income                                               --              (44,184)
  From Net Realized Gains                                                  --             (407,522)
                                                                 ------------         ------------
  Total Distributions                                                      --             (451,706)
Capital Share Transactions:
  Proceeds from Shares Sold                                        15,133,144            9,597,123
  Proceeds from Reinvestment of Distributions                              --              448,740
  Payment for Shares Redeemed                                      (3,052,015)          (2,285,662)
                                                                 ------------         ------------
  Net Increase in Net Assets from Capital Share Transactions       12,081,129            7,760,201
                                                                 ------------         ------------
Total Increase in Net Assets                                       12,444,349            9,005,172
Net Assets:
  Beginning of Period                                               9,038,172               33,000
                                                                 ------------         ------------
  End of Period                                                  $ 21,482,521         $  9,038,172
                                                                 ============         ============

Transactions in Shares of the Portfolio:
  Sold                                                              1,107,868              854,547
  Issued in Reinvestment of Distributions                                  --               34,492
  Redeemed                                                           (227,991)            (201,553)
                                                                 ------------         ------------
  Net Increase in Shares of the Portfolio                             879,877              687,486
                                                                 ============         ============

                      see Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30,2000 (Unaudited)

1.   Organization

     The accompanying financial statements represent Strong Life Stage Series, Inc., an open-end series management company registered under the Investment Company Act of 1940,as amended. Strong Life Stage Series, Inc. includes the following diversified investment portfolios (the "Portfolios"), each with its own investment objectives and policies: Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio.

     Each Portfolio invests substantially all its assets in a combination of the following underlying funds: Strong Growth Fund, Strong Common Stock Fund, Strong Growth and Income Fund, Strong Blue Chip 100 Fund, Strong Heritage Money Fund, Strong Advantage Fund, Strong Short-Term Bond Fund, and Strong Government Securities Fund.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

     (A) Security Valuation -- Each Portfolio's investment in the underlying funds is valued at the closing net asset value per share of each fund which is determined at the close of the New York Stock Exchange on the day of valuation.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Portfolios. Therefore, no federal income or excise tax provision is required.

          The Conservative Portfolio generally pays dividends from net investment income quarterly. The Moderate and Aggressive Portfolios generally pay dividends from net investment income annually. All Portfolios distribute substantially all net realized capital gains annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (E) Other -- Income and capital gain distributions from the underlying funds and distributions to Portfolio shareholders are recorded on the ex-dividend date.Distributions received from the underlying funds retain their tax characterization determined at the underlying fund level.

 3.  Related Party Transactions

     Strong Capital Management, Inc. ("Strong"), with whom certain officers and directors of the Funds are affiliated, is the Portfolios' shareholder servicing agent and transfer and dividend-disbursing agent. Strong also serves as the underlying funds' investment advisor. The Portfolios do not pay management fees; however, Strong receives management fees from managing the underlying funds. Administrative Fees, which are established by the prospectus, are based on an annualized rate of 0.25% of the average daily net assets of the Portfolios. Certain expenses will be waived or absorbed by Strong if the Portfolio's operating expenses exceed 2% of the average daily net assets of the Portfolio. Strong may also voluntarily waive or absorb certain expenses for a Portfolio. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. Strong also allocates to each Portfolio certain charges or credits resulting from transfer agency banking activities based on each Portfolio's level of subscription and redemption activity. Charges allocated to the Portfolio by Strong are included in Other Expenses in the Portfolio's Statement of Operations. Credits allocated by Strong serve to reduce the shareholder servicing expenses incurred by the Portfolios and are reported as Fees Paid Indirectly by Strong in the Portfolio's Statement of Operations. Strong is also compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2000, is as follows:









                                                                  Shareholder
                                          Receivable from     Servicing and Other                          Unaffiliated
                                            Advisor at             Expenses            Transfer Agency      Directors'
                                           June 30, 2000         Paid to Strong        Banking Charges         Fees
                                          ---------------     -------------------      ---------------     ------------
Strong Conservative Portfolio                 $   146               $17,220                $ 1,194           $   837
Strong Moderate Portfolio                         123                49,059                    818             1,022
Strong Aggressive Portfolio                         3                19,533                    893               776

--------------------------------------------------------------------------------
June 30,2000 (Unaudited)

4.   Investment Transactions

     The aggregate purchases and sales of the underlying funds during the six months ended June 30, 2000, were as follows:

                                              Purchases         Sales
                                             -----------     -----------
     Strong Conservative Portfolio           $ 5,075,972     $ 3,381,603
     Strong Moderate Portfolio                22,459,641       4,704,715
     Strong Aggressive Portfolio              13,382,361       1,520,947

5.   Income Tax Information

     At June 30, 2000, the investment cost, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:


                                       Federal Tax      Unrealized      Unrealized         Net
                                           Cost        Appreciation    Depreciation    Appreciation
                                       -----------     ------------    ------------    ------------
     Strong Conservative Portfolio     $14,059,547     $ 1,052,101     $    47,140     $ 1,004,961
     Strong Moderate Portfolio          41,894,208       3,890,228         217,550       3,672,678
     Strong Aggressive Portfolio        19,971,587       1,699,458         214,559       1,484,899

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG CONSERVATIVE PORTFOLIO
-------------------------------------------------------------

                                                                                      Period Ended
                                                                               --------------------------
                                                                                June 30,       Dec. 31,
Selected Per-Share Data/(a)/                                                    2000/(b)/        1999
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $  11.46        $  10.00
Income From Investment Operations:
  Net Investment Income                                                            0.20            0.28
  Net Realized and Unrealized Gains on Investments                                 0.20            1.72
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                 0.40            2.00

Less Distributions:
  From Net Investment Income                                                      (0.19)          (0.19)
  From Net Realized Gains                                                         (0.05)          (0.35)
---------------------------------------------------------------------------------------------------------
  Total Distributions                                                             (0.24)          (0.54)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $  11.62        $  11.46
=========================================================================================================

Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------
  Total Return                                                                     +3.5%          +20.3%
  Net Assets, End of Period (In Thousands)                                     $ 15,121        $ 13,347
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions           0.5%*           1.5%
  Ratio of Expenses to Average Net Assets                                           0.2%*           0.0%
  Ratio of Net Investment Income to Average Net Assets                              3.6%*           3.7%
  Portfolio Turnover Rate                                                          25.8%           53.7%


STRONG MODERATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      Period Ended
                                                                               --------------------------
                                                                                June 30,       Dec. 31,
Selected Per-Share Data/(a)/                                                    2000/(b)/        1999
---------------------------------------------------------------------------------------------------------
Net Asset Value,Beginning of Period                                             $  12.08        $  10.00
Income From Investment Operations:
  Net Investment Income                                                             0.12            0.17
  Net Realized and Unrealized Gains on Investments                                  0.41            2.49
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                  0.53            2.66

Less Distributions:
  From Net Investment Income                                                          --           (0.16)
  From Net Realized Gains                                                             --           (0.42)
---------------------------------------------------------------------------------------------------------
  Total Distributions                                                                 --           (0.58)
---------------------------------------------------------------------------------------------------------
Net Asset Value,End of Period                                                   $  12.61        $  12.08
=========================================================================================================

Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------
  Total Return                                                                      +4.4%          +26.7%
  Net Assets,End of Period (In Thousands)                                       $ 45,675        $ 26,606
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions            0.4%*           0.6%
  Ratio of Expenses to Average Net Assets                                            0.2%*           0.0%
  Ratio of Net Investment Income to Average Net Assets                               2.3%*           2.3%
  Portfolio Turnover Rate                                                           13.0%           35.0%

  *  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.
(b)  For the six months ended June 30, 2000 (unaudited).



                       See Notes to Financial Statements

--------------------------------------------------------------------------------
STRONG AGGRESSIVE PORTFOLIO

                                                                                      Period Ended
                                                                               --------------------------
                                                                                June 30,       Dec. 31,
Selected Per-Share Data/(a)/                                                     2000/(b)/       1999
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $  13.08        $  10.00
Income From Investment Operations:
  Net Investment Income                                                             0.05            0.09
  Net Realized and Unrealized Gains on Investments                                  0.55            3.69
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                  0.60            3.78

Less Distributions:
  From Net Investment Income                                                          --           (0.07)
  From Net Realized Gains                                                             --           (0.63)
---------------------------------------------------------------------------------------------------------
  Total Distributions                                                                 --           (0.70)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $  13.68        $  13.08
=========================================================================================================

Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------
  Total Return                                                                      +4.6%          +37.8%
  Net Assets, End of Period (In Thousands)                                      $ 21,483        $  9,038
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions            0.7%*           1.6%
  Ratio of Expenses to Average Net Assets                                            0.2%*           0.0%
  Ratio of Net Investment Income to Average Net Assets                               1.0%*           1.1%
  Portfolio Turnover Rate                                                           10.6%           18.5%

   * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.
(b)  For the six months ended June 30, 2000 (unaudited).



                     See Notes to Financial Statements

                                   Directors

                               Richard S.Strong
                                Willie D.Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E.Nevins
                                William F.Vogt


                                   Officers

                   Richard S. Strong, Chairman of the Board
             Stephen J. Shenkenberg, Vice President and Secretary
                    Elizabeth N. Cohernour, Vice President
                     Cathleen A. Ebacher, Vice President
                      Dennis A.Wallestad, Vice President
                      Thomas M. Zoeller, Vice President
                           John W.Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer


                                  Distributor

                            Strong Investments,Inc.
                    P.O.Box 2936,Milwaukee,Wisconsin 53201


                                   Custodian

                               Firstar Bank,N.A.
                     P.O.Box 701,Milwaukee,Wisconsin 53201


                  Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management,Inc.
                    P.O.Box 2936,Milwaukee,Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue,Milwaukee,Wisconsin 53202


                                 Legal Counsel

                              Godfrey & Kahn,S.C.
               780 North Water Street,Milwaukee,Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials. Strong Investments, Inc. RT5371-0700

       To order a free prospectus kit, call
       1-800-368-1030

       To learn more about our funds, discuss an existing account, or conduct a transaction, call
       1-800-368-3863

       If you are a Financial Professional, call
       1-800-368-1683

       Visit our web site at
       www.eStrong.com

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       P.O. Box 2936
       Milwaukee, Wisconsin 53201